Stock options	9 Months Ended
Dec. 31, 2011
Stock options
Stock options

6. Stock options

        The fair value of each employee stock-based award is estimated on the grant date using the Black-Scholes option pricing model.

        The Company uses the simplified method as prescribed by the Securities and Exchange Commission Staff Accounting Bulletin No. 107, Share-Based Payment, to calculate the expected term as it does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate the expected term for options granted to employees and utilizes the contractual term for options granted to non-employees. The expected term is applied to the stock option grant group as a whole, as the Company does not expect substantially different exercise or post-vesting termination behavior among its employee population. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options.

        The computation of expected volatility is based on the historical volatility of a representative group of companies with similar characteristics to the Company, including stage of product development and life science industry focus. The representative group of companies consisted of BioSante Pharmaceuticals, Inc., Corcept Therapeutics Inc., Cardiome Pharmaceutical Corporation, Polymedix, Inc. and Sangamo Biosciences, Inc. As a result of being a development stage company in a very early stage of product development with no revenues, the representative group of companies has certain similar, but not all similar, characteristics to the Company. The Company believes the group selected has sufficient similar economic and industry characteristics and includes companies that are most representative of the Company. The Company performed a sensitivity analysis to determine the impact a 30% increase or decrease in the volatility rate would have on the fair value of each stock-based award and determined that such a rate change would be immaterial to the calculation of stock-based compensation.

        The fair value of each stock-based award is estimated on the grant date using the Black-Scholes option pricing model using the following assumptions:

December 31, 2011
Risk-free interest rate	1.2%
Dividend yield	—
Volatility	79%
Expected term (years)	6.0

        During 2011, the Company granted 452,294 options to purchase common stock with an exercise price of $0.04 per share to employees at a weighted average grant date fair value of $1.28 per share

        During 2011, the Company granted 165,339 options to purchase common stock with an exercise price of $0.04 per share to non-employees.

        In November 2011, the Company issued and sold 19,772 shares of common stock pursuant to the 2011 Plan, at a price per share of $0.002, to a former employee, who served as an executive officer at the time of the Company's incorporation. These shares were fully vested at December 31, 2011.

        The Company recognized total stock-based compensation expense for employee stock option grants of $26,000 in the period from April 5, 2011 (inception) to December 31, 2011.

        Stock-based awards issued to non-employees, including directors for non-board related services, are accounted for using the fair value method. These stock-based option awards are revalued on each vesting and reporting date. The Company recognized total stock-based compensation of $320,000 for non-employee stock options from April 5, 2011 (inception) to December 31, 2011.

        The Company recognized total stock-based compensation expense of approximately $346,000 in the period from April 5, 2011 (inception) to December 31, 2011. Due to an operating loss, the Company does not record tax benefits associated with stock-based compensation and option exercises. Tax benefits will be recorded when realized.

        At December 31, 2011, there was $2,594,000 of total unrecognized compensation cost related to non-vested stock options and restricted stock. As of December 31, 2011, the Company expects to recognize these costs over a remaining weighted average period of 3.4 years.